Exhibit 10.38

October 28, 2019

NextDecade Corporation

1000 Louisiana Street, Suite 3900

Houston, Texas 77002

Ladies and Gentlemen:

Reference is made to that certain Common Stock Purchase Agreement by and between NextDecade Corporation (“NEXT”) and Ninteenth Investment Company, LLC (“Purchaser”) dated as of October 24, 2019 (the “SPA”). Capitalized terms used but not defined in this letter agreement shall have the meanings ascribed to them in the SPA.

Pursuant to the SPA, the undersigned has agreed to purchase 7,974,482 shares (the “Shares”) of common stock of NEXT (“NEXT Common Stock”). Purchaser hereby agrees that it will not, and will cause its Affiliates, directors, managers, officers, members, employees, agents, advisors, attorneys and representatives not to, during the period commencing on the date hereof and ending on the date on which is one hundred and eighty (180) days after the Closing Date (the “Restricted Period”), without the prior written consent of NEXT, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any of the Shares or any Related Securities (as defined below), (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of NEXT Common Stock, options or warrants or other rights to acquire shares of NEXT Common Stock, any securities exchangeable or exercisable for or convertible into shares of NEXT Common Stock, in cash or otherwise. The foregoing sentence shall not apply to (i) a disposition, transfer or distribution of the Shares to any of Purchaser’s Affiliates, provided that Purchaser provides prior notice to Company of such disposition, transfer or distribution, or (ii) any disposition, sale or transfer of Purchaser’s rights of first refusal with respect to securities sold in connection with a FID.

“Related Securities” shall mean any options or warrants or other rights to acquire the Shares or any securities exchangeable or exercisable for or convertible into the Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, the Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement and that this agreement has been executed and delivered by Purchaser and is a valid and binding agreement of Purchaser. The undersigned further understands that, unless waived by NEXT, this agreement is irrevocable.

Notwithstanding anything herein to the contrary, this agreement shall be of no further force or effect and Purchaser shall be released from all obligations under this agreement upon the first Business Day following the expiration of the Restricted Period.

This agreement shall be legally binding on Purchaser and on Purchaser’s successors and permitted assigns and shall be governed by and construed in accordance with the internal law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

The undersigned irrevocably and unconditionally agrees that any actions, suits or proceedings, at law or equity, arising out of or relating to this letter agreement or any agreements or transactions contemplated hereby shall be heard and determined by the federal or state courts located in the State of Delaware; (b) irrevocably submits to the jurisdiction of such courts in any such action, suit or proceeding; (c) consents that any such action, suit or proceeding may be brought in such courts and waives any objection that the undersigned may now or hereafter have to the venue or jurisdiction of such courts or that such action or proceeding was brought in an inconvenient forum; and (d) agrees that service of process in any such action, suit or proceeding may be effected by providing a copy thereof by any of the methods of delivery permitted by the SPA at its address as set forth on the signature page hereto (provided that nothing herein shall affect the right to effect service of process in any other manner permitted by law). THE UNDERSIGNED HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). THE UNDERSIGNED HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF NEXT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT NEXT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND COMPANY HAVE BEEN INDUCED TO ENTER INTO THIS LETTER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, the undersigned has caused this agreement to be executed as of the date first written above.

Very truly yours,

Ninteenth Investment Company, LLC

                                /s/ Robert Murphy

Name:     Robert Murphy

Its:     Senior Vice President, M&A

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